Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies

Note N: Commitments and Contingencies

Legal and Administrative Proceedings.    The Corporation is engaged in certain legal and administrative proceedings incidental to its normal business activities. In the opinion of management and counsel, based upon currently-available facts, it is remote that the ultimate outcome of any litigation and other proceedings, including those pertaining to environmental matters (see Note A), relating to the Corporation and its subsidiaries, will have a material adverse effect on the overall results of the Corporation’s operations, its cash flows or its financial position.

Asset Retirement Obligations.    The Corporation incurs reclamation costs as part of its aggregates mining process. The estimated future reclamation obligations have been discounted to their present value and are being accreted to their projected future obligations via charges to operating expenses. Additionally, the fixed assets recorded concurrently with the liabilities are being depreciated over the period until reclamation activities are expected to occur. Total accretion and depreciation expenses for 2012, 2011 and 2010 were $3,743,000, $3,892,000 and $3,689,000, respectively, and are included in other operating income and expenses, net, in the consolidated statements of earnings.

Projected estimated reclamation obligations should include a market risk premium which represents the amount an external party would charge for bearing the uncertainty of guaranteeing a fixed price today for performance in the future. However, due to the average remaining quarry life exceeding 60 years at normalized production rates and the nature of quarry reclamation work, the Corporation believes that it is impractical for external parties to agree to a fixed price today. Therefore, a market risk premium has not been included in the estimated reclamation obligation.

The following shows the changes in the asset retirement obligations:

     years ended December 31:

(add 000)	2012	2011
Balance at January 1	$43,233	$41,079
Accretion expense	2,712	2,645
Liabilities incurred	204	3,062
Liabilities settled	(126)	(2,091)
Revisions in estimated cash flows	150	(1,462)
Balance at December 31	$46,173	$43,233

Other Environmental Matters.    The Corporation’s operations are subject to and affected by federal, state and local laws and regulations relating to the environment, health and safety and other regulatory matters. Certain of the Corporation’s operations may, from time to time, involve the use of substances that are classified as toxic or hazardous within the meaning of these laws and regulations. Environmental operating permits are, or may be, required for certain of the Corporation’s operations, and such permits are subject to modification, renewal and revocation. The Corporation regularly monitors and reviews its operations, procedures and policies for compliance with these laws and regulations. Despite these compliance efforts, risk of environmental remediation liability is inherent in the operation of the Corporation’s businesses, as it is with other companies engaged in similar businesses. The Corporation has no material provisions for environmental remediation liabilities and does not believe such liabilities will have a material adverse effect on the Corporation in the future.

The United States Environmental Protection Agency (“USEPA”) includes the lime industry as a national enforcement priority under the federal Clean Air Act (“CAA”). As part of the industry wide effort, the USEPA issued Notices of Violation/Findings of Violation (“NOVs”) to the Corporation in 2010 and 2011 regarding the Corporation’s compliance with the CAA New Source Review (“NSR”) program at its Specialty Products dolomitic lime manufacturing plant in Woodville, Ohio. The Corporation has been providing information to the USEPA in response to these NOVs and has had several meetings with the USEPA. The Corporation believes it is in substantial compliance with the NSR program. Because the enforcement proceeding is in its initial stage, at this time the Corporation cannot reasonably estimate what likely penalties or upgrades to equipment might ultimately be required. The Corporation believes that any costs related to any required upgrades will be spread over time and will not have a material adverse effect on the Corporation’s operations or its financial condition, but can give no assurance that the ultimate resolution of this matter will not have a material adverse effect on the financial condition or results of operations of the Specialty Products segment.

Insurance Reserves.    The Corporation has insurance coverage for workers’ compensation, automobile liability, marine liability and general liability claims. The Corporation is also self-insured for health claims. At December 31, 2012 and 2011, reserves of $20,294,000 and $23,749,000, respectively, were recorded for all such insurance claims. During 2012, the Corporation’s casualty claims liability decreased by $3,600,000 based on changes in the estimated ultimate cost of claims for prior policy years. This change in estimate increased 2012 net earnings by $2,176,000, or $0.05 per diluted share. During 2011, the Corporation’s casualty claims liability increased by $1,100,000. This change in estimate decreased 2011 net earnings by $665,000, or $0.01 per diluted share. During 2010, the Corporation increased its accrual for casualty claims by $1,500,000, which decreased 2010 net earnings by $907,000, or $0.02 per diluted share.

Letters of Credit.    In the normal course of business, the Corporation provides certain third parties with standby letter of credit agreements guaranteeing its payment for certain insurance claims, utilities and property improvements. At December 31, 2012, the Corporation was contingently liable for $15,288,000 in letters of credit, of which $2,507,000 were issued under the Corporation’s Revolving Facility. Certain of these underlying obligations are accrued on the Corporation’s balance sheet.

Surety Bonds.    In the normal course of business, at December 31, 2012, the Corporation was contingently liable for $261,730,000 in surety bonds required by certain states and municipalities and their related agencies. The bonds are principally for certain insurance claims, construction contracts, reclamation obligations and mining permits guaranteeing the Corporation’s own performance. Certain of these underlying obligations, including those for asset retirement requirements and insurance claims, are accrued on the Corporation’s balance sheet. Five of these bonds total $72,673,000, or 28% of all outstanding surety bonds. The Corporation has indemnified the underwriting insurance companies, Safeco Corporation, a subsidiary of Liberty Mutual Group, and Zurich Insurance Company, against any exposure under the surety bonds. In the Corporation’s past experience, no material claims have been made against these financial instruments.

Guarantee of Affiliate.    The Corporation has an unconditional guaranty of payment agreement with Fifth Third to guarantee the repayment of amounts borrowed by an affiliate under a $24,000,000 revolving line of credit provided by Fifth Third that expires in July 2013 and a guaranty agreement with Bank of America, N.A. to guarantee a $6,200,000 amortizing loan due April 2015. The affiliate has agreed to reimburse and indemnify the Corporation for any payments and expenses the Corporation may incur from these agreements. The Corporation holds a subordinate lien of the affiliate’s assets as collateral for potential payments under the agreements.

Purchase Commitments.    The Corporation had purchase commitments for property, plant and equipment of $15,839,000 as of December 31, 2012. The Corporation also had other purchase obligations related to energy and service contracts of $34,545,000 as of December 31, 2012. The Corporation’s contractual purchase commitments as of December 31, 2012 are as follows:

(add 000)
2013	$41,496
2014	8,659
2015	229
Total	$50,384

Employees.    Approximately 14% of the Corporation’s employees are represented by a labor union. All such employees are hourly employees.